PRUDENTIAL SERIES FUND

PSF PGIM Jennison Blend Portfolio

PSF PGIM Jennison Focused Blend Portfolio

PSF PGIM Jennison Growth Portfolio

Supplement dated January 3, 2023 to the
Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Prudential Series Fund (the Trust) relating to the PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Focused Blend Portfolio and PSF PGIM Jennison Growth Portfolio (each a Portfolio and collectively the Portfolios), and the Summary Prospectuses relating to the Portfolios. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Spiros “Sig” Segalas is no longer a portfolio manager of the Portfolios.

To reflect this change, all references to Mr. Segalas are removed from the Trust’s Prospectus and SAI and the Summary Prospectuses relating to the Portfolios effective immediately.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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